                                                                   Exhibit 10.49


                           AMENDMENT NO. 4 TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 16, 2002 (this "Amendment No. 4"), is entered into by and among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), the other members of the BORROWER GROUP, QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware ("QUALCOMM"), TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL), a limited liability company organized under the laws of Sweden ("Ericsson"), the lenders from time to time party to the Credit Agreement (as defined below) (together with QUALCOMM and Ericsson, each a "Lender," and, collectively, the "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

                  WHEREAS, Borrower has entered into the Amended and Restated Credit Agreement, dated as of December 15, 1998 (as amended, the "Credit Agreement"), by and among Borrower, QUALCOMM, Ericsson, and the Administrative Agent, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 27, 1999, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 28, 2000, and Amendment No. 3 to Amended and Restated Credit Agreement, dated as of October 10, 2001 ("Amendment No. 3").

                  WHEREAS, pursuant to Amendment No. 3, the parties to the Credit Agreement agreed to increase the Total Facility-2 Commitment under the Credit Agreement by US$150,000,000 (the "Total Additional Commitment") by increasing the Facility-2 Commitment of QUALCOMM in the amount of US$96,000,000 (the "QUALCOMM Additional Commitment") and increasing the Facility-2 Commitment of Ericsson in the amount of US $54,000,000 (the "Ericsson Additional Commitment").

                  WHEREAS, the Borrower desires to enter into the Interim Funding Agreement (as amended, modified, supplemented or restated from time to time, the "Interim Funding Agreement") by and among the Borrower, the other members of the Borrower Group and QUALCOMM, and consented and agreed to and acknowledged by Ericsson, the Administrative Agent and Alcatel, a corporation organized under the laws of France ("Alcatel"), pursuant to which QUALCOMM will agree to make Special Loans (as defined in the Interim Funding Agreement) to Borrower from QUALCOMM's unused Facility-2 Commitment under the Credit Agreement for the purpose, among other things, of financing the payment of operating expenditures of Borrower in accordance with the Interim Business Plan described in the Interim Funding Agreement.

                  WHEREAS, the execution and delivery of this Amendment No. 4 is a condition precedent to the Closing Date under the Interim Funding Agreement and the parties to the Credit Agreement desire that Borrower enter into, and borrow Special Loans under, the Interim Funding Agreement.

                                                              AMENDMENT NO. 4 TO
                                                       QUALCOMM CREDIT AGREEMENT

                  WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth below.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the following mutual covenants and promises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used but not defined in this Amendment No. 4 shall have the meanings given to them in the Interim Funding Agreement or, if not defined therein, in the Credit Agreement or, if not defined therein, in the Common Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

                  2.1 SECTION 9 (DEFINITIONS).

                  (a) DEFINITION OF "FACILITY-2 AVAILABILITY PERIOD." Section 9 is amended by deleting the definition of "Facility-2 Availability Period" in its entirety and replacing it with the following:

                  "Facility-2 Availability Period" shall mean the period commencing on November 28, 2000 and ending on the Facility-2 Availability Termination Date.

                  (b) DEFINITION OF "FACILITY-2 AVAILABILITY TERMINATION DATE." A new definition of "Facility-2 Availability Termination Date" shall be added in appropriate alphabetical order to read as follows:

                  "Facility-2 Availability Termination Date" shall mean, (A) with respect to Facility-2 Loans to be disbursed under the QUALCOMM Additional Commitment as Special Loans, December 31, 2002 or, if earlier, the date on which the Special Loan Commitments under the Interim Funding Agreement terminate, (B) with respect to Facility-2 Loans to be disbursed under the QUALCOMM Additional Commitment for the purposes described in Section 3.4 of Amendment No. 3, (i) June 30, 2002, or (ii) November 6, 2003, if all of the following conditions are satisfied by June 30, 2002: (1) a Sale Transaction has been consummated in accordance with the terms of the Interim Funding Agreement, the Sale Transaction Proceeds Allocation Agreement and the Definitive Agreement,
         (2) all of Borrower's obligations in respect of the Backstop Fee Loan and the Interim Loans have been paid in full in cash, (3) the Special Loan Commitments with respect to the Backstop Fee Loan and the Interim Loans under the Interim Funding Agreement have been irrevocably terminated, (4) Borrower (or the entity surviving the Sale Transaction) has executed and delivered binding and irrevocable purchase orders in the amount of up to $96,000,000 (and the availability of such Facility-2 Loans shall be extended only to the extent of the aggregate amount of such purchase orders) for the purchase of equipment and services from Ericsson, as described in Section 3.4 of Amendment No. 3, to be delivered or provided by Ericsson on or before December

                                      -2-                   AMENDMENT NO. 4 TO
                                                       QUALCOMM CREDIT AGREEMENT

         31, 2002, and (5) Borrower has committed to pay for such purchases with Facility-2 Loans under the QUALCOMM Additional Commitment prior to November 6, 2003, and (C) with respect to Facility-2 Loans to be disbursed under the Ericsson Additional Commitment, December 31, 2002.

         2.2 AVAILABILITY OF FACILITY-2 COMMITMENT. On the Facility-2 Availability Termination Date applicable to Facility-2 Loans to be used by Borrower for the purchase of equipment and services from Ericsson as described in Section 3.4 of Amendment No. 3, the Facility-2 Commitments shall cease to be available to Borrower for the making of such Loans.

         2.3 QUALCOMM ADDITIONAL COMMITMENT. Section 3.2 of Amendment No. 3 is hereby deleted and replaced in its entirety with the following:

                  QUALCOMM ADDITIONAL COMMITMENT. The QUALCOMM Additional Commitment shall be available (a) for purposes of making Interim Loans and the Backstop Fee Loan pursuant to the Interim Funding Agreement, upon satisfaction of the conditions precedent to funding under the Interim Funding Agreement and (b) for the purposes of making Facility-2 Loans under the QUALCOMM Additional Commitment for the uses specified in Section 3.4 of Amendment No. 3, upon the satisfaction of the following conditions precedent: (1) execution and delivery of a Definitive Agreement satisfactory to QUALCOMM, (2) consummation of a Sale Transaction in accordance with the terms and conditions set forth in the Sale Transaction Proceeds Allocation Agreement and such Definitive Agreement, (3) payment in full of all Borrower's obligations in respect of Interim Loans and the Backstop Fee Loan, (4) the irrevocable termination of the Special Loan Commitments under the Interim Funding Agreement, (5) the utilization by Borrower of the full Ericsson Additional Commitment, and (6) the satisfaction (or waiver by QUALCOMM in its sole discretion) of the other conditions precedent to the making of Facility-2 Loans under the Credit Agreement. QUALCOMM shall provide loans to Borrower under the QUALCOMM Additional Commitment only upon (x) with respect to Interim Loans and the Backstop Fee Loan, the receipt of a Loan Request in accordance Section 2.1(d) of the Interim Funding Agreement and (y) with respect to any other loans permitted under the Credit Agreement, including without limitation, loans made under the QUALCOMM Additional Commitment for the purposes set forth in Section 3.4 of Amendment No. 3, the receipt of a Loan Request and the supporting invoices in the manner and in accordance with the terms and conditions set forth in Section 1.5(b)(i) of the Credit Agreement. Without limiting the other provisions of the Credit Agreement applicable to QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment, QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment shall be automatically reinstated in accordance with its terms to the extent that the Interim Loans and the Backstop Fee Loan are repaid by Borrower pursuant to Section 2.2(b) and Section 2.4(b) of the Interim Funding Agreement, respectively, prior to June 30, 2002.

                                                             AMENDMENT NO. 4 TO
                                      -3-              QUALCOMM CREDIT AGREEMENT

         2.4 SECTION 3.3 OF AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (AVAILABILITY OF VAT LOANS). Section 3.3 of Amendment No. 3 is hereby deleted and replaced in its entirety with the following:

                  "AVAILABILITY OF VAT LOANS. Notwithstanding anything to the contrary in Section 1.1(b) of the Credit Agreement, Amendment No. 3 to the Credit Agreement and the definition of "VAT Facility Availability Period", the Lenders shall not be obligated to provide to Borrower VAT Loans until the Lenders shall have received executed copies of the Definitive Agreement."

         2.5 PARTIAL INCORPORATION OF INTERIM FUNDING AGREEMENT. The Credit Agreement is hereby modified by the Interim Funding Agreement, and, to the extent that the Interim Funding Agreement relates to the subject matter of the Credit Agreement, the Interim Funding Agreement is hereby incorporated by reference as if set out in full in this Amendment No. 4.

         SECTION 3. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS

                  (a) On the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 4 and each reference in the Financing Agreements to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment No. 4.

                  (b) The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement or any of the Financing Agreements.

         SECTION 4. REAFFIRMATION OF TERMS. This Amendment No. 4 shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.


         SECTION 5. ACKNOWLEDGMENTS AND WAIVERS. Each member of the Borrower Group hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted pursuant to the Common Agreement and the Security Documents referred to therein, for the benefit of the Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all collateral pledged as security for the Senior Indebtedness, continue to be and remain collateral for the Senior Indebtedness from and after the date hereof.

                                                            AMENDMENT NO. 4 TO
                                      -4-            QUALCOMM CREDIT AGREEMENT

SECTION 6.        RELEASE AND WAIVER.


                  (a) Each member of the Borrower Group hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Lender or the Administrative Agent, or any of their officers, directors, employees, attorneys or other representatives or agents under the Financing Agreements with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment No. 4 or which could arise concurrently with the effectiveness of this Amendment No. 4 ("Claims"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of any Lender or the Administrative Agent on account of any Claims; and
(iii) it recognizes that each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with each member of the Borrower Group relating to the Financing Agreements.

                  (b) Although the Administrative Agent and Lenders regard their conduct as proper and do not believe any member of the Borrower Group to have any claim, cause of action, offset or defense against any Lender or the Administrative Agent in connection with the Financing Agreements, Lenders and the Administrative Agent wish, and each member of the Borrower Group agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of any Lender or the Administrative Agent. Therefore, each member of the Borrower Group unconditionally releases and waives as to all Lenders and the Administrative Agent (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Administrative Agent to any member of the Borrower Group arising under the Financing Agreements and which exist on the date hereof, except the obligations remaining to be performed by the Lenders as expressly stated in the Financing Agreements; (2) any legal, equitable or other obligations or duties, whether known or unknown, of the Lenders or of the Administrative Agent to any member of the Borrower Group (and any rights of any member of the Borrower Group against any Lender or the Administrative Agent) arising under the Financing Agreements and which exist on the date hereof besides those expressly stated in the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with any Lender or the Administrative Agent, whether known or unknown, arising under the Financing Agreements and which exist on the date hereof; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which any member of the Borrower Group might otherwise have against any Lender or the Administrative Agent on account of any Claims.

                  (c) EACH MEMBER OF THE BORROWER GROUP AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT NO. 4 IN FAVOR OF ANY LENDER OR THE ADMINISTRATIVE AGENT, AND EACH MEMBER OF THE BORROWER GROUP HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED

                                                            AMENDMENT NO. 4 TO
                                      -5-            QUALCOMM CREDIT AGREEMENT

OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS, TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, EACH MEMBER OF THE BORROWER GROUP WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT NO. 4.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 4, each member of the Borrower Group hereby represents, warrants and covenants to the Lenders and the Administrative Agent as follows:


                  7.1 Immediately after giving effect to this Amendment No. 4
(i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as if made as of the Effective Date, (ii) other than Known Vendor Facility Defaults, no Default or Event of Default has occurred and is continuing and (iii) all references to the Credit Agreement in the Financing Agreements shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 4;

                  7.2 The Charter Documents of (i) Borrower delivered to the Administrative Agent remain true, accurate and complete and have not been amended, supplemented or restated subsequent to October 2001 (other than amendments to the Shareholders' Agreement and By-laws described in Section 3.1(b) of the Interim Funding Agreement) and continue to be in full force and effect, and (ii) each other member of the Borrower Group delivered to the Administrative Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated subsequent to such date and continue to be in full force and effect.

                  7.3 The execution, delivery and the performance of obligations of this Amendment No. 4 by each member of the Borrower Group has been duly authorized by all requisite corporate action. This Amendment No. 4, as of the Effective Date, constitutes the valid and binding obligations of each member of the Borrower Group, enforceable in accordance with the terms herein.

                  7.4 The execution, delivery and performance of this Amendment No. 4 does not and will not (i) violate or conflict with the certificate of incorporation or by-laws of any member of the Borrower Group, (ii) conflict with or violate any Applicable Law, or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the material assets or properties of any member of the Borrower Group pursuant to, any contract or other instrument relating to such assets or properties to which a member of the Borrower Group is a party or by which any of such assets or properties is bound or affected, except as would not,

                                                            AMENDMENT NO. 4 TO
                                      -6-            QUALCOMM CREDIT AGREEMENT
individually or in the aggregate, materially impair the ability of the member Borrower to consummate the transactions contemplated by this Amendment No. 4.


                  SECTION 8. COUNTERPARTS. This Amendment No. 4 may he executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9. EFFECTIVENESS. This Amendment No. 4 shall be deemed effective upon the satisfaction of all of the following conditions precedent ("Effective Date"):

                  9.1 AMENDMENT. Each member of the Borrower Group and each Lender shall have duly executed and delivered this Amendment No. 4 to the Administrative Agent.

                  9.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Administrative Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty (in English and Spanish), duly executed and delivered by each Guarantor.

                  9.3 CERTIFIED RESOLUTIONS. The Administrative Agent shall have received for each member of the Borrower Group a certificate of the appropriate officers of such member of the Borrower Group dated as of the date hereof and as of the Effective Date certifying (i) the names and true signatures of the incumbent officers of such member of the Borrower Group authorized to sign this Amendment No. 4, (ii) the resolutions of such member's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment No. 4, and (iii) that there have been no changes in the Charter Documents of (A) Borrower since October 2001 other than any amendments to the Shareholders' Agreement and Bylaws described in Section 3.1(b) of the Interim Funding Agreement, and (B) each other member of the Borrower Group since the date of certification thereof to the Administrative Agent in connection with the closing of the Financing Agreements.

                  9.4 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Each member of the Borrower Group shall have paid to the Lenders and the Administrative Agent all of its reimbursement and indemnification obligations owing under Section 11.1 of the Credit Agreement, or shall have made arrangements satisfactory to the Lenders and the Administrative Agent for the payment of such obligations on the Closing Date from the proceeds of the initial Interim Loan, including the obligation to pay all attorneys' fees and costs and other disbursements incurred by the Lenders or the Administrative Agent in connection with the negotiation, implementation, execution and enforcement of this Amendment No. 4 and any acts contemplated thereby.

                  9.5 INTERIM FUNDING AGREEMENT CLOSING DATE. The Closing Date shall have occurred under the Interim Funding Agreement.

                  9.6 OTHER DOCUMENTS AND ACTIONS. Borrower shall have duly executed and delivered to the Administrative Agent any other documents (including opinions and certificates)

                                                            AMENDMENT NO. 4 TO
                                      -7-            QUALCOMM CREDIT AGREEMENT
or taken any other actions as may be reasonably requested by the Lenders or the Administrative Agent for purposes related to this Amendment No. 4.

         SECTION 10. GOVERNING LAW. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Amendment No. 4 in the courts of Mexico or any political subdivision thereof, this Amendment No. 4 shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                             [SIGNATURES TO FOLLOW]

                                                            AMENDMENT NO. 4 TO
                                      -8-            QUALCOMM CREDIT AGREEMENT

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 4 to be duly executed and delivered as of the date first above written.

                              PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                              By:   /s/  [Signature Illegible]
                                 -----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              PEGASO TELECOMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                              By:  /s/  [Signature Illegible]
                                 ----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              PEGASO PCS, S.A. DE C.V.

                              By:  /s/  [Signature Illegible]
                                 ----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              PEGASO RECURSOS HUMANOS, S.A. DE C.V.

                              By:  /s/  [Signature Illegible]
                                 ----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              PEGASO FINANZAS, S.A. DE C.V.

                              By:  /s/  [Signature Illegible]
                                 ----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              PEGASO FINCO I, S.A. DE C.V.

                              By:  /s/  [Signature Illegible]
                                 ----------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------

                                                             AMENDMENT NO. 4 TO
                                                      QUALCOMM CREDIT AGREEMENT

                               ABN AMRO BANK N.V.

                               as Administrative Agent

                               By:  /s/ Frances O' R. Logan
                                   --------------------------------
                               Printed Name:Frances O' R. Logan
                               Title: Senior Vice President

                               By:  /s/ David Carrington
                                   --------------------------------
                               Printed Name: David Carrington
                               Title: Group Vice President

                               QUALCOMM INCORPORATED

                               as a Lender

                               By:  /s/ Anthony Thornley
                                  ---------------------------------
                               Printed Name: Anthony Thornley
                               Title: Chief Operating Officer/
                                      Chief Financial Officer

                                                              AMENDMENT NO. 4 TO
                                                       QUALCOMM CREDIT AGREEMENT

                               TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL)

                               as a Lender

                               By:  /s/ [Signature Illegible]
                                  ---------------------------------------------
                               Printed Name:
                                            ------------------------------------
                               Title:
                                     ------------------------------------------


                               By:  /s/ Ossie Fverum
                                  ---------------------------------------------
                               Printed Name: Ossie Fverum
                               Title:
                                     ------------------------------------------


                                                              AMENDMENT NO. 4 TO
                                                       QUALCOMM CREDIT AGREEMENT